SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20552

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                  July 22, 1997

                         AmVestors Financial Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                     Kansas
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                 (State or Other Jurisdiction of Incorporation)

                                     1-3685
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                            (Commission File Number)

                                   48-1021516
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                     (I.R.S. Employer Identification Number)

                          415 Southwest Eighth Avenue
                              Topeka, Kansas 66603
                                 (913) 232-6945
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               (Address, including zip code, and telephone number
                         of principal executive offices)

                                 Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.  Other Events

     See Exhibit 99.1.

     See Exhibit 99.2.

ITEM 7.  Exhibits

     (c) Exhibits.

         The following exhibits are filed with this report:

         Number      Description
         ------      -----------
         99.1        Press release dated July 22, 1997.
         99.2        Press release dated August 13, 1997.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AMVESTORS FINANCIAL CORPORATION

DATE:  August 13, 1997                  By: Mark V. Heitz
                                            ------------------------------------
                                            Name:  Mark V. Heitz
                                            Title: President

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                                  EXHIBIT INDEX

Exhibit Number  Description
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99.1            Press release dated July 22, 1997
99.2            Press release dated August 13, 1997

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